Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1993-4

KEY PERFORMANCE FACTORS
December, 1998

Scheduled Maturity                                      6/15/99


Coupon                                                  5.8125%


Excess Protection Level
   3 Month Average  8.73%
     December, 1998  9.17%
     November, 1998  8.34%
     October, 1998  8.69%



Cash Yield                                              23.09%


Investor Charge Offs                                    5.91%


Base Rate                                               8.01%


Over 35 Day Delinquency                                 5.42%


Seller's Interest                                       42.60%


Total Payment Rate                                      11.10%


Total Principal Balance                                $3,745,625,594.40


Investor Participation Amount                          $500,000,000.02


Seller Participation Amount                            $1,595,625,594.3